UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION

13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2006 (April 5, 2006)

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or other jurisdiction

of incorporation)

Commission File No. 1-16817	04-3516029
(IRS Employer
Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 796-8387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 5, 2006, in connection with our previously announced public offering, or the Offering, of 10,000,000 shares of our common stock, par value $.01 per share, we received notice from the underwriters of the Offering that they were exercising their over-allotment option in full to purchase 1,500,000 additional shares of common stock, as more fully described in the copy of our press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The sale price of these shares will be $10.45 per share, less an underwriting discount of $0.548 per share. We expect to issue and deliver these shares on or about April 10, 2006. The original public offering of 10,000,000 shares of common stock closed on April 5, 2006.

On April 6, 2006, we sent notices to Sunrise Senior Living Services, Inc., or SLS, to terminate ten long term management agreements for communities that SLS manages for us, as more fully described in the copy of our press release attached hereto as Exhibit 99.2, which is incorporated herein by reference. The ten communities are located in the following states: Texas (3 communities); Delaware (3 communities); Arizona (2 communities); Indiana (1 community); and Florida (1 community).

As a result of these terminations, we expect that the termination fees payable to SLS for these ten communities will total approximately $90.0 million, and we expect to fund these termination payments using a portion of the net proceeds of the Offering (including the sale of 1,500,000 shares of common stock pursuant to the underwriters’ over-allotment option). We will record a charge to earnings for the termination fees and report a significant loss in the first half of 2006.

Pro forma information:

You should read this pro forma information in connection with the information contained in our Prospectus Supplement dated March 31, 2006 and the accompanying Prospectus dated January 28, 2005, or the Prospectus.

As a result of the exercise of the over-allotment option, our net proceeds from the Offering, after deducting underwriting discounts and commissions and estimated offering expenses, are estimated to be approximately $113.6 million, as compared to approximately $98.8 million as reflected in the Prospectus. We intend to use the net proceeds to fund the termination payments we expect to pay to SLS for the ten management agreements and for general business purposes, including reducing amounts outstanding under our revolving credit facility and working capital for the two rehabilitation hospitals we expect to begin operating later this year and possibly for terminations of additional SLS management agreements.

Our pro forma weighted average shares outstanding for the year ended December 31, 2005, as adjusted for our August 2005 equity offering and the Offering (including the additional shares to be issued pursuant to the over-allotment option), as if they occurred on January 1, 2005, would be approximately 31,560,934 shares, instead of 30,060,934 shares as reflected in the Prospectus.

Pro forma as adjusted earnings per share, giving effect to our acquisition of six Gordon Health Ventures, LLC, or Gordon, communities, including the related sale leaseback and line of credit financing entered into to fund the Gordon acquisition; our August 2005 equity offering; our termination of 12 SLS management agreements in November 2005, including the payment of related termination fees to SLS, the reduction in our management fees payable to SLS in respect of those 12 management agreements and the related sale leaseback transaction with Senior Housing Properties Trust of the six Gordon communities; the Offering and the use of a portion of the proceeds from the Offering to pay the termination fees for ten SLS management agreements we sent notices to SLS to terminate, including the reduction in our management fees payable to SLS in respect of those management agreements, as if all of these events had been completed as of January 1, 2005, will be approximately $(4.99) per share as compared to $(4.25) per share as reflected in the Prospectus.  The pro forma loss per share includes a loss of $(5.58) per share relating to payment of SLS termination fees (consisting of $2.73 per share relating to the termination fees we incurred in 2005 and pro forma termination fees of $2.85 per share in respect of the ten SLS management agreements we intend to terminate as described in this Current Report on Form 8-K). The unaudited pro forma consolidated income statement also reflects the impact of termination fees payable to SLS of $90.0 million, as compared to $57.1 million as reflected in the Prospectus, and the elimination of the management fees payable to SLS for these ten communities of $8.0 million, as compared to $5.1 million reflected in the Prospectus.  The rest of the unaudited pro forma consolidated income statement information for the year ended December 31, 2005, as reflected in the Prospectus, remains unchanged.

Our pro forma as adjusted cash and cash equivalents, debt, total shareholders’ equity and total capitalization at December 31, 2005, in each case giving effect to the Offering (including the additional shares to be issued pursuant to the over-allotment option) and use of a portion of the Offering proceeds to fund payment of the SLS termination fees for ten SLS management agreements (and not giving effect to any possible repayment of debt or other possible uses), as if these events had been completed as of December 31, 2005, would be approximately $40.4 million, $45.3 million, $92.4 million and $137.7 million, respectively, as compared to $58.4 million, $45.3 million, $110.5 million and $155.8 million as reflected in the Prospectus.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any shares. The offering of shares will be made only by means of a prospectus supplement and accompanying prospectus. In addition, this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS. THESE STATEMENTS REPRESENT OUR BELIEFS AND EXPECTATIONS, OR THE BELIEFS OR

EXPECTATIONS OF OUR DIRECTORS AND OFFICERS, BUT THEY MAY NOT OCCUR FOR VARIOUS REASONS. FOR EXAMPLE,

•

THE TERMINATION OF OUR SLS MANAGEMENT AGREEMENTS MAY NOT IMPROVE OUR FINANCIAL RESULTS OR MAY CAUSE US TO EXPERIENCE OPERATING LOSSES. SLS MAY DISPUTE OUR CALCULATION OF THE TERMINATION FEES FOR THE TEN AGREEMENTS WE SENT NOTICES TO SLS TO TERMINATE. THE OPERATING AND FINANCIAL PERFORMANCE OF THE COMMUNITIES MAY DETERIORATE BEFORE WE ARE ALLOWED TO ASSUME THE COMMUNITIES’ OPERATIONS PURSUANT TO THE AGREEMENT TERMS. ALTHOUGH OUR EXPECTATION IS OTHERWISE, WE MAY BE UNABLE TO OPERATE THESE COMMUNITIES FOR OUR OWN ACCOUNT IN A MANNER WHICH IS AS PROFITABLE AS THEY HAVE BEEN OPERATED BY SLS;

•

WE MAY BE UNABLE TO TERMINATE THE SEVEN SLS MANAGEMENT AGREEMENTS THAT WILL REMAIN AFTER THE OFFERING FOR VARIOUS REASONS, INCLUDING BECAUSE WE MAY BE UNABLE TO FUND THE TERMINATION FEES. AS A RESULT, THE INCOME WE REALIZE FROM THESE SEVEN COMMUNITIES MAY CONTINUE TO DECLINE; OR

•

THE FACT THAT THE UNDERWRITERS HAVE EXERCISED THEIR OVER-ALLOTMENT OPTION MAY IMPLY THAT THE UNDERWRITERS WILL CLOSE THIS PURCHASE. THE CLOSING IS SUBJECT TO CONDITIONS CUSTOMARY TO TRANSACTIONS OF THIS TYPE AND MAY BE DELAYED OR MAY NOT OCCUR AT ALL. IN ADDITION, THE AMOUNT OF AND THE INTENDED USE OF PROCEEDS FROM THE OFFERING MAY CHANGE.

IN ANY SUCH EVENT, OUR FUTURE FINANCIAL PERFORMANCE MAY CAUSE ANY IMPROVEMENTS IMPLIED BY OUR RECENT PERFORMANCE TO REVERSE AND WE MAY EXPERIENCE LOSSES. IF OUR FINANCIAL RESULTS DO NOT CONTINUE TO IMPROVE, OUR STOCK PRICE LIKELY WILL DECLINE. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW, WE DO NOT INTEND TO IMPLY THAT WE WILL RELEASE PUBLICLY THE RESULT OF ANY REVISION TO THE FORWARD LOOKING STATEMENTS CONTAINED IN THIS CURRENT REPORT ON FORM 8-K TO REFLECT THE FUTURE OCCURRENCE OF PRESENTLY UNANTICIPATED EVENTS.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1.	Press Release dated April 5, 2006.
99.2.	Press Release dated April 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

By: /s/ Bruce J. Mackey Jr.

Name:  Bruce J. Mackey Jr.

Title:  Treasurer and Chief Financial Officer

Date: April 7, 2006